SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 23, 1997
                                                  -------------------

                          Glasgal Communications, Inc.
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             (Exact name of registrant as specified in its charter)


                           Delaware 0-20688 94-2914253
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                   20C Commerce Way, Totowa, New Jersey 07512
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (201) 890-4800


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.           OTHER EVENTS.

         On September 23, 1997, Glasgal Communications, Inc. (the "Company") publicly disseminated a news release, announcing that it has provided notice (the "Notice of Redemption") that it will redeem in whole its publicly traded Common Stock Purchase Warrants (Nasdaq: GLASW) on October 23, 1997 at the redemption price of $.05 per Warrant, unless such Warrants are exercised by 5.00 p.m. New York time on October 22, 1997.

         For additional information concerning the redemption of the Warrants, reference is made to the news release and the Notice of Redemption which are incorporated herein by reference and are attached hereto as exhibits 99.1 and 99.2, respectively.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

99.1              News Release of Glasgal  Communications,  Inc. dated September
                  23, 1997.

99.2              Notice of  Redemption  of  Redeemable  Common  Stock  Purchase
                  Warrants.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               GLASGAL COMMUNICATIONS, INC.


                                               By:/s/ James Caci
                                                  -----------------------
                                                  James Caci
                                                  Chief Financial Officer

DATE:  September 24, 1997


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

EXHIBIT INDEX                                                          PAGE NO.

99.1              News  Release of  Glasgal  Communications,
                  Inc. dated September 23, 1997.                           5

99.2              Notice of Redemption of Redeemable  Common
                  Stock Purchase Warrants.                                 7








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